EXHIBIT 4.1

COMMON STOCK                                                       COMMON STOCK
  NUMBER                                                              SHARES

                       [STRATUS SERVICES GROUP, INC. LOGO]

                                CUSIP 863170 10 6

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                      SEE REVERSE FOR CERTAIN RESTRICTIONS

This Certifies that

is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,

                               $0.01 PAR VALUE, OF

                          STRATUS SERVICES GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

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      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated _________________________

                  [STRATUS SERVICES GROUP, INC. Corporate Seal]

/s/ J. TODD RAYMOND, ESQ.          /s/ JOSEPH J.RAYMOND
SECRETARY                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   COUNTERSIGNED AND REGISTERED:

                                   Xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

                                   TRANSFER AGENT AND REGISTRAR

                                   BY_______________________________________
                                     AUTHORIZED SIGNATURE

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                          STRATUS SERVICES GROUP, INC.

      The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights to each class of stock or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in
common Custodian            UNIF GIFT MIN ACT --            CUSTODIAN
                                                   _____________  ______________
                                                       (CUST)       (MINOR)
                                                   Under Uniform Trans to Minors
                                                             (State)

TEN ENT - as tenants by the
entireties

JT TEN - as joint tenants with
right of survivorship and not as
tenants in common

      Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________

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________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

_______________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney

to transfer the said shares on the books to the within named Corporation with full power of substitution in the premises.

Dated:__________________________

                              X ______________________________________

                              X ______________________________________

                  NOTICE:  THE SIGNATURE(S) TO THIS
                  ASSIGNMENT MUST CORRESPOND WITH THE
                  NAME(S) AS WRITTEN UPON THE FACE OF THE
                  CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                  ALTERATION OR ENLARGEMENT OR ANY CHANGE
                  WHATEVER.

THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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SIGNATURE(S) GUARANTEED BY:

_________________________________________